                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                            ______________________________

                               SCHEDULE 14A INFORMATION
                      PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant                      [X]
Filed by party other than the registrant     [ ]

Check the appropriate box:

 [ ]  Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [X]  Definitive Proxy Statement
 [ ]  Definitive Additional Materials
 [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                            ______________________________

                                 ELTRAX SYSTEMS, INC.
                   (Name of Registrant as Specified In Its Charter)
                              _________________________

       (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

                            ______________________________

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1    Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------
    2    Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------
    3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------
    4    Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------
    5    Total fee paid:


         ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1    Amount Previously Paid:

         ---------------------------------------------------------------------
    2    Form, Schedule or Registration Statement No.:

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    3    Filing Party:

         ---------------------------------------------------------------------
    4    Date Filed:

         ---------------------------------------------------------------------

                       1997 ANNUAL MEETING OF SHAREHOLDERS

                              ELTRAX SYSTEMS, INC.
                       10901 RED CIRCLE DRIVE, SUITE 345
                          MINNETONKA, MINNESOTA 55343





TO THE SHAREHOLDERS OF ELTRAX SYSTEMS, INC.:

     You are cordially invited to attend our Annual Meeting of Shareholders to be held on May 15, 1997, at 4:30 p.m., local time, at the J.W. Marriott Hotel, 3300 Lenox Road, N.E., Atlanta, Georgia.

     The formal Notice of Meeting, Proxy Statement and form of proxy are enclosed.

     Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.


                                         Very truly yours,




                                         William P. O'Reilly
                                         CHAIRMAN OF THE BOARD AND
                                         CHIEF EXECUTIVE OFFICER




April 9, 1997






                          PLEASE SIGN, DATE AND RETURN
                          THE ENCLOSED PROXY PROMPTLY
                        TO SAVE THE COMPANY THE EXPENSE
                          OF ADDITIONAL SOLICITATION.

                             ELTRAX SYSTEMS, INC.
                       10901 RED CIRCLE DRIVE, SUITE 345
                          MINNETONKA, MINNESOTA 55343

                          ___________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 15, 1997
                          ___________________________


TO THE SHAREHOLDERS OF ELTRAX SYSTEMS, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Eltrax Systems, Inc. (the "Company") will be held on May 15, 1997, at 4:30 p.m., local time, at the J.W. Marriott Hotel, 3300 Lenox Road, N.E., Atlanta, Georgia 30326, for the following purposes:

     1. To elect seven (7) persons to serve as directors for the ensuing year or until their successors are elected and qualified;

     2. To consider and act upon a proposal to adopt the Company's 1997 Stock Incentive Plan; and

     3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     The close of business on April 2, 1997 has been fixed as the record date for the determination of shareholders who are entitled to vote at the meeting or any adjournments thereof.

                                   By Order of the Board of Directors



                                   William P. O'Reilly
                                   CHAIRMAN OF THE BOARD AND
                                   CHIEF EXECUTIVE OFFICER

April 9, 1997

--------------------------------------------------------------------------------
     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. NO ADMISSION TICKET OR OTHER CREDENTIALS WILL BE NECESSARY. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY IN THE REPLY ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                             ELTRAX SYSTEMS, INC.
                      10901 RED CIRCLE DRIVE, SUITE 345
                        MINNETONKA, MINNESOTA 55343
                             ___________________

                               PROXY STATEMENT
                                     FOR
                      ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 15, 1997
                             ___________________

                                INTRODUCTION

     The Annual Meeting of Shareholders of Eltrax Systems, Inc. (the "Company") will be held on May 15, 1997, at 4:30 p.m., local time, at the J.W. Marriott Hotel, 3300 Lenox Road, N.E., Atlanta, Georgia 30326, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Meeting (the "Annual Meeting").

     A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's common stock, $.01 par value (the "Common Stock"), will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, facsimile or personal conversation. The Company may reimburse brokerage firms and others for reasonable expenses in forwarding proxy materials to the beneficial owners of the Common Stock. The Company may also elect to retain professional solicitors to assist in the solicitation of proxies. Any professional solicitors will be paid by the Company.

     Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in such proxy. Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Chief Executive Officer of the Company, by filing a duly executed proxy bearing a later date with the Chief Executive Officer of the Company or by attending the Annual Meeting and voting in person. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of the nominees listed in this Proxy Statement.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

     The Company expects that this proxy material will first be mailed to shareholders on or about April 9, 1997.

                              VOTING OF SHARES

     The close of business on Wednesday, April 2, 1997, has been fixed by the Board of Directors of the Company as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On April 2, 1997, the Company had outstanding 7,582,063 shares of Common Stock, each such share entitling the holder thereof to one vote in person or by proxy on each matter to be voted on at the Annual Meeting, voting together as a single class.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting (3,791,032 shares as of April 2, 1997) is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

     The election of a nominee for director and the approval of any other proposal described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

NOMINATION

     The Bylaws of the Company provide that the number of directors shall consist of at least one and not more than eight. Mr. Gene A. Bier resigned from the Board of Directors of the Company (the "Board") effective as of February 7, 1997. In addition, the Board has concluded that its current makeup is weighted too heavily toward inside directors and that it is in the best interests of the Company and its shareholders to restructure the Board with a majority of outside directors. Accordingly, the Board is presenting a slate of seven (7) nominees for election as directors at the Annual Meeting, only three of whom are employees of the Company. The Board has nominated the seven (7) individuals named herein to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified. Five of the nominees are members of the current Board. The election of each nominee requires the affirmative vote of a majority of the shares of the Common Stock represented in person or by proxy at the Annual Meeting.

BOARD OF DIRECTORS RECOMMENDATION

     The Board recommends a vote FOR the election of each of the nominees listed below. The election of each nominee requires the affirmative vote of the shareholders holding at least a majority of the shares of Common Stock of the Company represented in person or by proxy at the Annual Meeting. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If prior to the Annual Meeting the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES

     The following information has been furnished to the Company by the persons who have been nominated by the Board to serve as directors for the ensuing year.


 NAME OF NOMINEE          AGE    PRINCIPAL OCCUPATION
 ---------------          ---    --------------------
 William P. O'Reilly       51    Chairman of the Board and Chief Executive
                                 Officer of the Company.

 James C. Barnard          63    President of Barnard Associates, Inc.

 Patrick J. Dirk           57    Chief Executive Officer of Pierce Companies,
                                 Inc.

 Mark D. Johnson           36    President of Comdisco Network Services, Inc.

 Clunet R. Lewis           50    Acting Chief Financial Officer and General
                                 Counsel of the Company.

 Thomas F. Madison         61    President and Chief Executive Officer of MLM
                                 Partners

 Mack V. Traynor, III      38    President and Chief Operating Officer of the
                                 Company.

OTHER INFORMATION ABOUT NOMINEES

     WILLIAM P. O'REILLY has been Chief Executive Officer of the Company since January 1997, Chairman of the Board of Directors since August 1995 and a director of the Company since July 1995. For the past 15 years, Mr. O'Reilly has been a private investor and entrepreneur who has managed several different successful business ventures. In 1989, Mr. O'Reilly formed a group of investors to acquire Military Communications Center, Inc., where he served as Chairman of the Board and Chief Executive Officer from 1989 to 1994. In 1986, Mr. O'Reilly founded Digital Signal, Inc., a provider of fiber optic capacity to long distance carriers in the telecommunications industry, where he served as Chief Executive Officer from 1986 to 1989. In 1981, Mr. O'Reilly founded Lexitel Corporation, a long distance carrier (which was subsequently acquired by ALC Communications, Inc.), where he served as Chairman of the

Board and Chief Executive Officer from 1980 to 1984. Mr. O'Reilly is also currently a director of Charter Communications, Inc., a builder and operator of international communication networks which provides voice, video and data services, and World Access, Inc., a value added reseller of telecommunications equipment.

     JAMES C. BARNARD is a nominee for director of the Company. Mr. Barnard is currently President of Barnard Associates, Inc., an investment firm which Mr. Barnard founded in February 1996. Prior to forming Barnard Associates, Inc., Mr. Barnard served as Chairman and Chief Executive Officer of Access America Telemanagement, Inc., a telecommunications management company which Mr. Barnard founded in July 1989. Prior to forming Access America Telemanagement, Inc., Mr. Barnard served as Chairman and Chief Executive Officer of LDX NET, INC., a telecommunications company which merged with Wiltel in July 1987 to form the Williams Telecommunications Group, Inc. From July 1987 to June 1989, Mr. Barnard served as Vice Chairman of the Board of Directors of Williams Telecommunications Group, Inc. Mr. Barnard is currently a director of Rescom Ventures, Inc. and Savvis Communications, Inc.

     PATRICK J. DIRK is a founder of the Company and has served as a director of the Company since its formation and served as Chairman of the Board from February 1995 until August 1995. Mr. Dirk served as President and Chief Executive Officer of the Company from its formation until September 1985 and as Chairman of the Board from formation until May 1989. Mr. Dirk is a founder, Chairman of the Board and Chief Executive Officer of Pierce Companies, Inc., a manufacturer and marketer specializing in printing systems and related supplies. Mr. Dirk is also a founder and Chief Executive Officer of Troy Systems, Inc. From 1973 until 1982, Mr. Dirk was employed in various capacities by Kroy Inc., a Minnesota corporation involved in manufacturing automated lettering machines and related products, serving most recently as President and a member of the Board of Directors.

     MARK D. JOHNSON is a nominee for director of the Company. Mr. Johnson is currently President of Comdisco Network Services, Inc., a managed network services provider which Mr. Johnson joined in December 1995 when the company he founded, Net Force MTI, was purchased by Comdisco. From 1984 to 1989, Mr. Johnson was employed by Minnesota Mutual Life Insurance Company in various sales and management positions, most recently as Director of Agency Finance and Business Development.

     CLUNET R. LEWIS has served as a director of the Company since August 1995. From September 1996 to March 1997, Mr. Lewis served as Acting Chief Financial Officer of the Company. Mr. Lewis is currently the President of CRL Enterprises, Inc., a legal and business consulting firm. Prior to becoming President of CRL Enterprises, Inc., Mr. Lewis was a member of the law firm of Jaffe, Raitt, Heuer & Weiss, P.C. for 20 years, ending in 1993. From 1989 to 1994, Mr. Lewis acted as Secretary, General Counsel and director of Military Communications Center, Inc. Since 1993, Mr. Lewis has also served on the Board of Directors and the audit committee of Sun Communities, Inc., a New York Stock Exchange real estate investment trust.

     THOMAS F. MADISON has served as a director of the Company since August 1993. Since January 1993, Mr. Madison has been President and Chief Executive Officer of MLM Partners, a company involved in small business consulting and investments. In addition, since December 1996, Mr. Madison has been Chairman of the board of Communications Holdings, Inc.. Mr. Madison was Vice Chairman-Office of the CEO for Minnesota Mutual Life Insurance Company. From July 1988 to December 1992, Mr. Madison served as President of US West Communications - Markets. Mr. Madison is currently a director of Valmont Industries, Inc., Minnegasco, Span Link Communications, Inc., Voyageur Mutual Funds, ACF Telecentrics, and serves on the advisory board of Alexander & Alexander.

     MACK V. TRAYNOR, III has been the President and a director of the Company since August 1995. Mr. Traynor also serves as Chief Operating Officer of the Company. From August 1995 to January 1997, Mr. Traynor served as Chief Executive Officer of the Company, and from September 1995 to May 1996, Mr. Traynor was the Company's Chief Financial Officer. From June 1988 to July 1995, Mr. Traynor was the President and Chief Operating Officer of Military Communications Center, Inc., a company which provided telecommunications services to U.S. military personnel and which was acquired by LDDS Communications in October 1994. From July 1980 to May 1988, Mr. Traynor was employed by U.S. West, most recently as President of the US West Enterprises Technologies Division, which was responsible for designing, developing and marketing new products for the telecommunications industry.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

     The business and affairs of the Company are managed by the Board, which met seven (7) times during the nine month period ended December 31, 1996. The Board has also established a Compensation Committee and an Audit Committee.

     The current members of the Compensation Committee are Messrs. Madison and Dirk. The function of the Compensation Committee is to set the compensation for those officers of the Company who are also directors of the Company and to act on other such matters relating to compensation as it deems appropriate, including the administration of the Company's 1992 Stock Incentive Plan (the "1992 Plan") and the Company's 1995 Stock Incentive Plan (the "1995 Plan"). The Compensation Committee met three (3) times during the nine month period ended December 31, 1996.

     The current members of the Audit Committee are Messrs. Dirk and Madison. Mr. Lewis was a member of the Audit Committee until September 1996 at which time Mr. Madison replaced Mr. Lewis. The function of the Audit Committee is to review the accounting, auditing, operating and reporting practices of the Company. The Audit Committee reviews all financial releases to the public, the Company's annual financial statements, changes in accounting practices, the selection and scope of the work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee met once during the nine month period ended December 31, 1996.

     All of the Directors attended 75% or more of the meetings of the Board and committees on which they served during the nine month period ended December 31, 1996.

DIRECTOR COMPENSATION

     DIRECTORS' FEES. The Company has not paid fees to the members of the Board; however, effective as of June 1, 1996, the Company implemented a new plan to pay directors $1,500 cash compensation for each fiscal quarter (in addition to automatic grants of options which are also awarded quarterly under the Company's 1995 Plan) which compensation is payable on the first business day following each quarter during which they serve as a Board member. Accordingly, during the nine month period ended December 31, 1996, all members of the Board each received $4,500 cash compensation. In January 1997, the Board amended this plan to provide that only non-employee directors of the Company shall be eligible to receive the $1,500 cash compensation each fiscal quarter. The Company also reimburses directors for out-of-pocket expenses incurred in attending Board or committee meetings.

     AUTOMATIC NON-EMPLOYEE DIRECTOR STOCK OPTIONS. Non-employee directors were automatically granted options to purchase 1,500 shares of the Common Stock following each fiscal quarter in which the director served ("Director Options"), subject to certain limitations, under the Company's 1995 Plan. Pursuant to the terms of the 1995 Plan, each of such options had (i) a ten year term, (ii) an exercise price equal to 100% of the fair market value of one share of the Common Stock on the date of the automatic grant and (iii) become fully exercisable immediately on the date of grant. Accordingly, during the nine month period ended December 31, 1996, Messrs. Bier, Dirk, Lewis, Madison and O'Reilly each received options to purchase an aggregate of 4,500 shares of the Common Stock. In January 1997, the provisions in the 1995 Plan regarding automatic non-employee director stock options were terminated by the Board effective January 31, 1997, and a similar provision is not proposed for the 1997 Plan.

     OTHER STOCK OPTIONS. In February 1997, the Board of Directors approved a grant, effective as of May 15, 1997 and subject to shareholder approval of the Company's 1997 Stock Incentive Plan at the Annual Meeting, of options to purchase 25,000 shares of Common Stock to each of Messrs. Dirk and Madison, the Company's non-employee directors. In addition, effective as of the date of his election to the Board of Directors, each of Messrs. Barnard and Johnson will receive an option to purchase 25,000 shares of Common Stock. The Compensation Committee or the Board of Directors will likely grant options to the Company's current and any future non-employee directors from time to time.

                    PRINCIPAL SHAREHOLDERS AND BENEFICIAL
                           OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 31, 1997, unless otherwise noted, by (a) each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) each director and nominee for director, (c) each executive officer named in the Summary Compensation Table below under the heading "Executive Compensation and Other Benefits -- Summary of Cash and Certain Other Compensation," and (d) all executive officers and directors of the Company as a group.

                                                SHARES OF COMMON STOCK
                                               BENEFICIALLY OWNED (1)(2)
                                             ------------------------------
                                                                   PERCENT
 NAME                                           AMOUNT             OF CLASS
 ----                                        -------------         --------
 William P. O'Reilly                         1,158,266 (3)           14.4%
 2000 Town Center
 Suite 690
 Southfield, Michigan 48075

 Howard B. and Ruby L. Norton                  883,000 (4)           11.6%
 27126 Paseo Espada, Suite 1602
 San Juan Capistrano, California 92675

 Mack V. Traynor, III                          500,000 (5)            6.3%
 10901 Red Circle Drive, Suite 345
 Minnetonka, Minnesota 55343

 Walter C. Lovett                              427,358 (6)            5.6%
 8205 Brownleigh Drive
 Raleigh, North Carolina 27612

 Douglas L. Roberson                           427,358 (7)            5.6%
 8205 Brownleigh Drive
 Raleigh, North Carolina 27612

 Patrick J. Dirk                               357,742 (8)            4.7%
 Pierce Companies, Inc.
 2331 South Pullman Street
 Santa Ana, California 92705

 Clunet R. Lewis                               387,053 (9)            5.0%
 2000 Town Center
 Suite 690
 Southfield, Michigan 48075

 Thomas F. Madison                             166,000 (10)           2.2%
 Suite 2100
 200 South 5th Street
 Minneapolis, Minnesota 55402

 James C. Barnard                               50,000 (11)            *
 14308 Spyglass Ridge
 Chesterfield, Missouri  63017

 Mark D. Johnson                                 1,500 (12)            *
 Comdisco Network Services, Inc.
 5500 Feltl Road
 Minnetonka, Minnesota 55343

 All current directors and                   4,306,777 (13)          49.1%
 executive officers
 as a group (8 persons)

-------------------
*    Less than 1% of the issued and outstanding shares of Common Stock.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

(3)  Includes warrants to purchase 314,286 shares, options to purchase
     10,500 shares of Common Stock, and options to purchase 150,000 shares of Common Stock granted to Mr. O'Reilly effective as of May 15, 1997 under the Company's 1997 Stock Incentive Plan (the "1997 Plan"), all exercisable within 60 days.

(4) Includes 883,000 shares of Common Stock owned jointly by Mr. and Ms. Norton as community property.

(5) Includes warrants to purchase 42,857 shares, options to purchase 250,000 shares of Common Stock, and options to purchase 28,447 shares of Common Stock granted to Mr. Traynor effective as of May 15, 1997 under the 1997 Plan, all exercisable within 60 days.

(6)  Includes a warrant to purchase 23,608 shares of Common Stock.

(7)  Includes a warrant to purchase 23,608 shares of Common Stock.

(8) Includes 11,567 shares of Common Stock owned by Pierce Companies, Inc. of which Mr. Dirk is the Chairman of the Board, as to which he may be deemed to have (sole) voting and investment power, 280,675 shares owned jointly with Mr. Dirk's wife, as to which he may be deemed to share voting and investment power, options to purchase 40,500 shares of Common Stock, and options to purchase 25,000 shares of Common Stock granted to Mr. Dirk effective as of May 15, 1997 under the 1997 Plan, all exercisable within 60 days.

(9) Includes warrants to purchase 142,857 shares, options to purchase 10,500 shares of Common Stock, and options to purchase 75,000 shares of Common Stock granted to Mr. Lewis effective as of May 15, 1997 under the 1997 Plan, all exercisable within 60 days.

(10) Includes options to purchase 31,000 shares of Common Stock and options to purchase 25,000 shares of Common Stock granted to Mr. Madison effective as of May 15, 1997 under the 1997 Plan, all exercisable within 60 days.

(11) Does not include options to purchase 25,000 shares of Common Stock which will be granted to Mr. Barnard as of the date of Mr. Barnard's election to the Board of Directors.

(12) Includes 1,500 shares owned beneficially by Mr. Johnson's wife, as to which he may be deemed to share voting and investment power. Does not include options to purchase 25,000 shares of Common Stock which will be granted to Mr. Johnson as of the date of Mr. Johnson's election to the Board of Directors.

(13) Includes (i) an aggregate of 1,176,742 shares of Common Stock held by controlled corporations, jointly with spouses or by spouses, as to which members of the group may be deemed to have sole or shared voting and investment power, (ii) options to purchase an aggregate of 342,500 shares of Common Stock exercisable within 60 days held by members of the group,
     (iii) options to purchase an aggregate of 303,447 Shares of Common Stock granted to members of the group effective as of May 15, 1997 under the 1997 Plan and exercisable within 60 days, and (iv) warrants to purchase an aggregate of 547,216 shares of Common Stock exercisable within 60 days held by members of the group.

                  EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years, including the nine month transition period ended December 31, 1996, awarded to or earned by the President of the Company and the one other most highly compensated executive officer of the Company and its subsidiaries whose salary and bonus exceeded $100,000 during the nine month period ended December 31, 1996 (the "Named Executive Officers"). No other executive officer of the Company received or earned compensation in the form of salary and bonus which exceeded $100,000 during the nine months ended December 31, 1996.

                            SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM COMPENSATION
                                                  ANNUAL COMPENSATION                         ----------------------
                                   FISCAL       ------------------------    OTHER ANNUAL           SECURITIES
 NAME AND PRINCIPAL POSITION     YEAR ENDED     SALARY ($)     BONUS ($)   COMPENSATION ($)   UNDERLYING OPTIONS (#)
 ---------------------------     ----------     ----------     ---------   ----------------   ----------------------
 Mack V. Traynor, III (1)        1996 (2)        $102,885        $ 0          $     0                     0
 PRESIDENT                       1996 (3)          65,000          0                0               250,000
                                 1995 (3)              --         --               --                    --
                                 1994 (3)              --         --               --                    --

 Howard B. Norton                1996 (2)(4)     $109,150          0               --                     0
 PRESIDENT OF NORDATA, INC.      1996 (3)              --         --               --                    --
                                 1995 (3)              --         --               --                    --
                                 1994 (3)              --         --               --                    --

-------------------
(1) Mack V. Traynor, III became the Company's Chief Executive Officer and President on August 1, 1995. Effective January 29, 1997, William P. O'Reilly began serving as Chief Executive Officer of the Company. Mr. Traynor continues to serve as President and Chief Operating Officer of the Company.

(2) Represents the nine month period ended December 31, 1996. In October 1996, the Company changed its fiscal year end from March 31 to December 31, effective December 31, 1996.

(3) Represents the twelve month period ended March 31 for each of the fiscal years shown.

(4)  Mr. Norton joined the Company in May 1996.

OPTION GRANTS AND EXERCISES

     The Company did not grant options to any of the Named Executive Officers during the nine month period ended December 31, 1996.

     The following table summarizes options exercised during the nine month period ended December 31, 1996 by the Named Executive Officers and the potential realizable value of the options held by such persons at December 31, 1996.

                       AGGREGATED OPTION EXERCISES IN
     NINE MONTH TRANSITION PERIOD AND TRANSITION PERIOD-END OPTION VALUES

                                                                                                      VALUE OF UNEXERCISED
                                                                NUMBER OF UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                                  SHARES                            AT DECEMBER 31, 1996            AT DECEMBER 31, 1996 (1)
                              ACQUIRED ON         VALUE         -----------------------------    -----------------------------
NAME                          EXERCISE (#)     REALIZED ($)     EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
----                          ------------     ------------     -----------     -------------    -----------     -------------
Mack V. Traynor, III                0               0             250,000             0          $1,077,000            0

Howard B. Norton                    0               0                   0             0                   0            0

-------------------
(1) Value of the Company's unexercised, in-the-money options based on the average of the high and low price of the Company's Common Stock as of December 31, 1996 which was $5.09.

EMPLOYMENT AGREEMENTS

     NORTON EMPLOYMENT AGREEMENT. Howard B. Norton, a current director and President of the Company's Datatech subsidiary (Nordata, Inc. d/b/a Datatech) entered into an Employment and Non-Competition Agreement with Datatech on May 17, 1996 (the "Norton Employment Agreement"). The Norton Employment Agreement provides for an annual base salary for Mr. Norton of $175,000 ("Base Salary") and an annual bonus based upon the financial performance of Datatech. The Norton Employment Agreement contains a two-year non-competition clause in the event of termination of Mr. Norton's employment. The Norton Employment Agreement will terminate on May 16, 2001, unless terminated earlier. Commencing May 17, 2001 and on each May 17 thereafter, the term of the Norton Employment Agreement will be automatically extended for one (1) additional year unless on or before the January 31 immediately preceding any such renewal period either party gives written notice to the other of the cessation of further extensions, in which case no further automatic extensions will occur. The Norton Employment Agreement may be terminated (i) by Datatech immediately for cause; (ii) by either party upon 75 days' written notice for whatever reason; and (iii) automatically in the event of the death or disability of Mr. Norton. In the event that Datatech terminates the Norton Employment Agreement without cause prior to May 16, 2001, Mr. Norton will be entitled to a severance equal to his annual Base Salary through May 16, 2001. In the event that substantially all of the assets of Datatech are sold (other than as a result of the sale of stock of Datatech), and Mr. Norton gives his written consent to the assignment of the Norton Employment Agreement to the purchaser, but such assignment is not accepted by the purchaser, then the Norton Employment Agreement will terminate and Mr. Norton will be entitled to receive his usual rate of annual Base Salary through May 16, 2001.

     ANS EMPLOYMENT AGREEMENTS. On November 1, 1996, the Company's ANS subsidiary (Atlantic Network Systems, Inc.) entered into an Employment and Non-Competition Agreement with each of Douglas L. Roberson, President of ANS, and Walter C. Lovett, Vice President of ANS and a current Director of the Company (collectively, the "ANS Employment Agreements"). The ANS Employment Agreements provide for an annual base salary for each of Mr. Roberson and Mr. Lovett of $220,800 ("Base Salary") and an annual bonus based upon the financial performance of ANS. Under the terms of the ANS Employment Agreements, each of Mr. Roberson and Mr. Lovett was granted a five-year warrant to purchase up to 106,250 shares of Common Stock, at an exercise price of $6.00 per share. The rights represented by such warrants become exercisable in 36 equal installments; provided, however, that Mr. Roberson and Mr. Lovett, as the case may be, remain employed by ANS. The ANS Employment Agreements contain two-year non-competition clauses in the event of termination of employment. The ANS Employment Agreements will terminate on October 31, 2001, unless terminated earlier. Commencing November 1, 2001 and on each November 1 thereafter, the term of each employment agreement will be automatically extended for one (1) additional year unless on or before the November 1 immediately preceding any such renewal period either party gives written notice to the other of the cessation of further extensions, in which case no further automatic extensions will occur. The ANS Employment Agreements may be terminated (i) by ANS immediately for cause; (ii) by either party upon 75 days' written notice for whatever reason; and (iii) automatically in the event of the death or disability of Mr. Roberson or Mr. Lovett, as the case may be. In the event ANS terminates Mr. Lovett's or Mr. Roberson's employment without cause prior to October 31, 2001, Mr. Lovett or Mr. Roberson, as the case may be, will be entitled to receive a severance equal to his annual Base Salary through October 31, 2001. In the event (i) of the merger of Eltrax with or into any other corporation (other than a merger in which Eltrax is the surviving corporation) or (ii) that all or substantially all of the assets or capital stock of Eltrax or ANS are sold (other than to a person or entity which is an "affiliate," as defined in the Securities Act of 1933, as amended, of Eltrax), and Mr. Roberson or Mr. Lovett, as the case may be, gives his written consent to the assignment of his employment agreement to the successor, but such assignment is not accepted by the successor or purchaser, then the respective employment agreement will terminate and Mr. Roberson and/or Mr. Lovett, as the case may be, will be entitled to receive his usual rate of annual Base Salary through October 31, 2001 or any applicable renewal term and shall be paid the pro-rata portion of any Annual Bonus to which he may be entitled.

CHANGE IN CONTROL ARRANGEMENTS

     Under the 1992 Plan, the 1995 Plan and the 1997 Plan, if approved by the Company's shareholders, outstanding non-vested incentive awards are accelerated in connection with a change in control of the Company.

     Under the terms of the Norton Employment Agreement and the ANS Employment Agreements, in the event of a "change in control" (as defined in the respective employment agreements), Mr. Norton, Mr. Lovett and Mr. Roberson will be entitled to receive their respective base salary through the end of the initial term of their respective agreement if such employee consents to an assignment of the employment agreement, but the purchaser does not accept such assignment. See "Management - Employment Agreements."

                            CERTAIN TRANSACTIONS

     DATATECH MERGER. On May 17, 1996, the Company acquired its Datatech subsidiary (Nordata, Inc. and Rudata, Inc., collectively d/b/a/ Datatech) from Howard B. and Ruby Lee Norton for 1,883,000 (after giving effect to a 100,000 post-closing share adjustment to the purchase price) shares of Common Stock (the "Datatech Acquisition Shares") and $1,016,000 cash (the "Datatech Merger"). All of the Datatech Acquisition Shares are restricted stock, and have certain Form S-3 demand registration rights and piggyback registration rights. All expenses of such registration will be borne by the Company. In connection with the Datatech Merger, the Company paid $160,000 cash and issued 85,000 shares of Common Stock to Harvey Garte, Richard M. Torre and Steve Holmes as consideration for broker services rendered in connection with the merger.

     Pursuant to the terms of the Datatech Merger Agreement, the Company agreed to elect Howard B. Norton to the Company's Board of Directors.

     In addition to the foregoing, Datatech entered into an Employment and Non-Competition Agreement with each of Howard Norton and Ruby Lee Norton. See "Employment Agreements -- Norton Employment Agreement." Mrs. Norton's Employment and Non-Competition Agreement is similar to Mr. Norton's, except that Mrs. Norton's provides for an annual base salary for Mrs. Norton of $75,000, contains no annual bonus and is subject to a six-month non-competition clause in the event of termination of Mrs. Norton's employment.

     ANS MERGER. On October 31, 1996, Atlantic Network Systems, Inc. ("ANS") became a wholly owned subsidiary of the Company by its merger with ANS Acquisition Corporation, a subsidiary of the Company formed to accomplish the ANS merger (the "ANS Merger"). The merger consideration was 950,000 shares of Common Stock (the "ANS Acquisition Shares") issued to the former ANS shareholders (the "ANS Shareholders"). 50,000 ANS Acquisition Shares were deposited into an escrow account at Norwest Bank Minnesota, National Association pursuant to the terms of an Escrow Agreement dated October 31, 1996 by and among the Company, the ANS Shareholders, and Norwest Bank Minnesota, National Association (the "ANS Escrow Agreement"), the terms of which provide for the release of such escrowed shares to the ANS Shareholders on April 30, 1997, subject to the terms and conditions of the ANS Escrow Agreement. All of the ANS Acquisition Shares are restricted stock, and have certain demand registration rights and piggyback registration rights. All expenses of such registration will be borne by the Company.

     In connection with the ANS Merger, the Company, the ANS Shareholders and William P. O'Reilly, Chairman of the Board and Chief Executive Officer of the Company, Clunet R. Lewis, a director of the Company, and Mack V. Traynor, III, President and a director of the Company, (collectively, the "Eltrax Principals") entered into a certain Agreement dated as of October 31, 1996, pursuant to which
(a) the ANS Shareholders have the right at any time after 90 days following the closing of the ANS Merger and continuing until October 31, 1998, to request the assistance of the Company to use its good faith reasonable efforts in a private sale of a portion (the "Assistance Portion") of the ANS Acquisition Shares (the Assistance Portion of the Acquired Shares is equal to the lesser of 300,000 shares of Common Stock or shares of Common Stock with $1,000,000 in market value); provided, however, that in any event a private sale may not be consummated before the Company's first public disclosure of the earnings of the Company and ANS prepared on a combined basis which includes at least a 30 day period, based on the audited financial statements of the Company and ANS (the "First Available Date"); (b) prior to the sale of the Assistance Portion of the ANS Acquisition Shares, the ANS

Shareholders have the right, prior to any other director, executive officer or other affiliate, to include and sell the Assistance Portion of the ANS Acquisition Shares in any underwritten registered public offering (the "Public Offering") undertaken by the Company, other than in connection with an acquisition of another business or pursuant to a registration statement on Form S-8, and subject to the determination by such underwriter to exclude all shares of Common Stock held by officers, directors and others who are holders of registration rights, on the basis that including such restricted Common Stock in the proposed offering would jeopardize the success of the Public Offering; provided, however, that no sales shall be consummated by the ANS Shareholders in such Public Offering before the First Available Date, and (c) during the time of any pending request made by the ANS Shareholders pursuant to either (a) or (b) above, the Eltrax Principals are restricted from selling any of their shares of Common Stock (the "Standstill Agreement") until the ANS Shareholders have completed sales of their Common Stock which result in net aggregate proceeds of at least $1,000,000, after deduction of all commissions, expenses and all other costs of sale, including the combined individual capital gains tax of the ANS Shareholders (the "Minimum Dollar Amount"); provided, however, that the Standstill Agreement will automatically be satisfied and will automatically terminate on the date on which the ANS Shareholders have sold shares of Common Stock through any means which result in net proceeds of at least the Minimum Dollar Amount on an aggregate basis. Notwithstanding the foregoing, if the ANS Shareholders make a request for assistance under (a) or (b) above and a private sale (or any other sale which results in net proceeds of at least the Minimum Dollar Amount) has not occurred by June 30, 1997, and provided that the ANS Shareholders have exercised their demand registration rights pursuant to the ANS Merger Agreement by April 1, 1997, then the Eltrax Principals will continue to be bound by the Standstill Agreement for a period of 120 days following the effectiveness of such demand registration statement, and at the end of such 120-day period, the Standstill Agreement will terminate.

     Pursuant to the terms of the ANS Merger Agreement, the Company agreed to elect Walter C. Lovett to the Board of Directors of the Company, effective on the day following the closing of the ANS Merger and conditioned thereon.

     In addition to the foregoing, ANS entered into an Employment and Non-Competition Agreement, with each of its President, Douglas L. Roberson, and its Vice President and Treasurer, Walter C. Lovett. See "Management - Employment Agreements - ANS Employment Agreements."

     LEWIS CONSULTING AGREEMENT. The Company entered into a Consulting Agreement effective as of June 1, 1996 with Clunet R. Lewis, a director of the Company (the "Lewis Consulting Agreement"), pursuant to which Mr. Lewis agreed to assist the Company in seeking out and identifying various opportunities for the Company to increase its operations and revenues including, but not limited to, possible acquisitions, joint ventures, marketing agreements and other growth opportunities. Effective September 1, 1996, Mr. Lewis also assumed the role of Acting Chief Financial Officer of the Company. The Lewis Consulting Agreement provided for an annual consulting fee to be determined by the Company's Board of Directors or the Compensation Committee of the Board of Directors. In May 1996, the Compensation Committee determined the annual rate of consulting fee to be $54,000. The Lewis Consulting Agreement contained a two-year non-competition clause in the event of termination of the agreement. Commencing April 1, 1997, the parties terminated the Lewis Consulting Agreement and Mr. Lewis became an employee of the Company. The parties have not yet negotiated a written employment agreement.

     O'REILLY CONSULTING AGREEMENT. The Company entered into a Consulting Agreement effective as of June 1, 1996 with William P. O'Reilly, Chairman of the Board and Chief Executive Officer of the Company (the "O'Reilly Consulting Agreement"), pursuant to which Mr. O'Reilly agreed to assist the Company in seeking out and identifying various opportunities for the Company to increase its operations and revenues including, but not limited to, possible acquisitions, joint ventures, marketing agreements and other growth opportunities. In January 1997, Mr. O'Reilly also assumed the duties of Chief Executive Officer of the Company. The O'Reilly Consulting Agreement provided for an annual consulting fee to be determined by the Company's Board of Directors or the Compensation Committee of the Board of Directors. In May 1996, the Compensation Committee determined the annual rate of consulting fee to be $54,000. The O'Reilly Consulting Agreement contained a two-year non-competition clause in the event of termination of the agreement. Commencing April 1, 1997, the parties terminated the O'Reilly Consulting Agreement and Mr. O'Reilly became an employee of the Company. The parties have not yet negotiated a written employment agreement.

     BIER PROMISSORY NOTE. Effective as of February 7, 1997, Gene A. Bier resigned as a director of the Company. Prior to the date of his resignation, Mr. Bier held several stock options to purchase shares of Common Stock of the Company which, according to the terms of the Company's 1995 Stock Incentive Plan and the Option Agreements between the Company and Mr. Bier evidencing such options, terminate and may no longer be exercisable three months after Mr. Bier ceases to be a member of the Board of Directors of the Company. On January 2, 1997, the Compensation Committee (Mr. Bier refrained from participation) and the Board of Directors (Mr. Bier refrained from participation) approved a resolution to amend certain stock option agreements (which evidenced options with exercise prices greater than the current market price on the date of amendment) between the Company and Mr. Bier to eliminate the provision in each stock option agreement which states that the option granted thereunder will terminate and will no longer be exercisable three months after Mr. Bier ceases to be a director of the Company. In addition, in order to provide Mr. Bier the appropriate amount of funds to exercise the stock options held by him evidenced by certain stock option agreements which were not amended, the Board of Directors approved a resolution extending to Mr. Bier a five-year term loan in the principal amount of $38,227, evidenced by a Non-Negotiable, Unsecured Promissory Note (the "Note"). The Note bears interest, compounded annually, at a fixed annual rate of 6.54%, and is due January 21, 2002.

     BIER CONSULTING AGREEMENT. The Company entered into a Consulting Agreement dated January 21, 1997 with Gene A. Bier, a former director of the Company (the "Bier Consulting Agreement'), pursuant to which Mr. Bier agreed to assist the Company in seeking out and identifying various opportunities for the Company to increase its operations and revenues including, but not limited to, possible acquisitions, joint ventures, marketing agreements and other growth opportunities, as well as various management and other duties. The Bier Consulting Agreement provides for an annual rate of consulting fee of $2,800. The Bier Consulting Agreement will terminate on January 21, 1998, unless terminated earlier, and will be automatically renewable for additional one year terms until January 21, 2002. The Bier Consulting Agreement may be terminated
(i) by the Company immediately for cause; (ii) by either party upon 30 days' prior written notice for whatever reason; (iii) by the Company 90 days following Mr. Bier's total disability; and (iv) automatically in the event of the death of Mr. Bier. The Bier Consulting Agreement contains a non-competition clause during the term of the agreement.

     ANS LEASE. Atlantic Network Systems, Inc. leases approximately 14,000 square feet pursuant to a Real Estate Lease Agreement dated June 1, 1996 between Atlantic Network Systems, Inc. and Walter C. Lovett, Douglas L. Roberson and Lisa Roberson. Mr. Lovett is Vice President and Treasurer of ANS and a director of the Company and Mr. Roberson is President of ANS.

                                  PROPOSAL 2

                            PROPOSAL TO ADOPT THE
                          1997 STOCK INCENTIVE PLAN

INTRODUCTION

     On January 29, 1997, the Board of Directors of the Company approved the 1997 Stock Incentive Plan (the "1997 Plan"), which will become effective if approved by the Company's shareholders at the Annual Meeting. The 1997 Plan, under which 1,100,000 shares of Common Stock are available for various stock incentive awards, is intended to supplement the Company's 1995 Stock Incentive Plan (the "1995 Plan") which was approved by the shareholders and implemented by the Company in 1995. The 1995 Plan replaced the Company's 1992 Stock Incentive Plan. The 1995 Plan will continue to exist until its stated termination date of May 15, 2005, and the Company will continue to grant incentive awards under the 1995 Plan. In January 1997, however, the provisions in the 1995 Plan regarding automatic non-employee director stock options were terminated by the Board effective January 30, 1997, and a similar provision is not proposed for the 1997 Plan. The maximum number of shares of Common Stock authorized for issuance under the 1995 Plan, including the maximum number of shares now available or that become available for issuance based on options that expire unexercised or were forfeited under the 1992 Plan, is 900,000, of which 169,018 shares were available for grant as of April 1, 1997.

     The purpose of the 1997 Plan is to advance the interests of the Company and its subsidiaries and shareholders by enabling the Company and its subsidiaries
(i) to attract and retain persons of ability to perform services for the Company and its subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives; and
(ii) to pursue its growth strategy by providing a means to the Company to provide an incentive through equity participation in the Company in the form of stock options or other incentive awards to key employees of newly acquired companies.

     The major features of the 1997 Plan are summarized below, which summary is qualified in its entirety by reference to the full text of the 1997 Plan, a copy of which may be obtained from the Company.

SUMMARY OF THE 1997 PLAN

     GENERAL. The 1997 Plan provides for the grant to participating eligible recipients of the Company and its subsidiaries ("Participants") of (i) options to purchase shares of Common Stock that qualify as "incentive stock options" ("Incentive Options"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) options to purchase shares of Common Stock that do not qualify as Incentive Options ("Non-Qualified Options"); (iii) awards of shares of Common Stock that are subject to certain forfeiture and transferability restrictions that lapse after specified periods of time or upon certain events ("Restricted Stock Awards"); (iv) rights entitling the recipient to receive a payment from the Company, in the form of shares of Common Stock, cash, or a combination of both, upon the achievement of established employment, service, performance or other goals ("Performance Units"); (v) awards of shares of Common Stock ("Stock Bonuses"); and (vi) rights entitling the recipient to receive a payment from the Company, in the form of shares of Common Stock, cash, or a combination of both, equal to the difference between the fair market value of one or more shares of Common Stock and the exercise price of such shares under the terms of such right ("Stock

Appreciation Rights"). Incentive Options and Non-Qualified Options are collectively referred to herein as "Options," and Options, Restricted Stock Awards, Performance Units, Stock Bonuses and Stock Appreciation Rights are collectively referred to herein as "Incentive Awards."

     The 1997 Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). In accordance with and subject to the provisions of the 1997 Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the 1997 Plan, including without limitation, (i) the recipients to be granted Incentive Awards under the 1997 Plan; (ii) the nature and extent of the Incentive Awards to be made to each Participant; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

     The Committee will have the authority under the 1997 Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the 1997 Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustments to the number and kind of securities or other property (including cash) available for issuance or payment under the 1997 Plan and, in order to prevent dilution or enlargement of the rights of Participants,
(i) the number and kind of securities or other property (including cash) subject to outstanding Options, and (ii) the exercise price of outstanding Options.

     All employees (including, without limitation, officers and directors who are also employees), non-employee directors, consultants and independent contractors of the Company or any subsidiary of the Company, who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company and its subsidiaries will be eligible to participate in the 1997 Plan. As of March 25, there were approximately 75 individuals eligible to participate in the 1997 Plan. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a shareholder with respect to the shares of Common Stock underlying such Incentive Awards unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares.
No right or interest of any Participant in an Incentive Award may be assigned or transferred, except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the 1997 Plan, or subjected to any lien or otherwise encumbered during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, unless approved by the Committee in its sole discretion.

     The maximum number of shares of Common Stock that will be available for issuance under the 1997 Plan will be 1,100,000 shares of Common Stock. No Participant in the Plan may be granted any Options or Stock Appreciation Rights, or any other Incentive Awards with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 200,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in the 1997 Plan); provided, however, that a Participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Options, Stock Appreciation Rights or such other Incentive Awards relating to up to 300,000 shares of Common Stock (subject to adjustment as provided in the 1997
Plan). On March 25, 1997, the last sale price of the Common Stock was $7.375 per share, as reported on the Nasdaq SmallCap Market.

     The 1997 Plan will terminate at midnight on May 14, 2007, unless terminated earlier by action of the Board of Directors. The Board of Directors may suspend or terminate the 1997 Plan or any portion thereof at any time, and may amend the 1997 Plan in any respect without shareholder approval, unless shareholder approval is then required by federal securities or tax laws or the rules of Nasdaq. No Incentive Award will be granted after termination of the 1997 Plan. Incentive Awards outstanding upon termination of the 1997 Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

     OPTIONS. The terms and conditions of any Option granted under the 1997 Plan, including whether the Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option, will be determined by the Committee, subject to certain requirements contained in the 1997 Plan. To the extent, however, that any Incentive Stock Option granted under the 1997 Plan ceases for any reason to qualify as an Incentive Stock Option under the Code, such Incentive Stock Option will continue to be outstanding for purposes of the 1997 Plan but will thereafter be deemed to be a Non-Statutory Stock Option. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that (a) the exercise price for Incentive Stock Options must be equal to the fair market value of one share of Common Stock on the date of grant and 110% of the fair market value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company; and (b) the exercise price for Non-Statutory Stock Options must not be less than 85% of the fair market value of one share of Common Stock on the date of grant. The fair market value of the Company's Common Stock is equal to the closing bid price, as reported by the Nasdaq SmallCap Market as of the date of grant (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote).

     An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant. For Incentive Options, the aggregate fair market value (determined as of the time the Incentive Option is granted) of shares of Common Stock with respect to which Incentive Options become exercisable for the first time by the Participant under the 1997 Plan during any calendar year may not exceed $100,000.

     Payment of an option exercise price must be made entirely in cash unless the Committee, in its sole discretion and upon terms and conditions established by the Committee, allows such payments to be made, in whole or in part, (i) by tender of a written notice pursuant to which a Participant irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer; (ii) by tender shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award; (iii) by execution of a promissory note (on terms acceptable to the Committee in its sole discretion); or (iv) by a combination of such methods.

     RESTRICTED STOCK AWARDS. Restricted Stock Awards are awards of Common Stock granted to a recipient which are subject to restrictions on transferability and the risk of forfeiture. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the 1997 Plan, to the vesting of Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any of its subsidiaries for a certain period of time or that the Participant or the Company, or any subsidiary or division of the Company, satisfy certain performance goals or criteria. Except as otherwise provided under the 1997 Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to such shares of Common Stock issued to the Participant as a Restricted Stock Award upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

     PERFORMANCE UNITS. Performance Units are rights granted to a recipient to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established employment, service, performance or other goals. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the 1997 Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any subsidiary for a certain period of time or that the Participant or the Company, or any subsidiary or division of the Company, satisfy certain performance goals or criteria. Upon satisfaction of applicable terms and conditions, Performance Units will be payable in cash, shares of Common Stock or some combination thereof in the Committee's sole discretion.

     STOCK BONUSES. Stock Bonuses are awards of Common Stock that are not subject to any restrictions other than, if imposed by the Committee, restrictions on transferability. A Participant may be granted one or more Stock Bonuses under the 1997 Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with other provisions of the 1997 Plan, as may be determined by the Committee in its sole discretion. Other than transfer restrictions, if any, imposed by the Committee, the Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under the 1997 Plan upon the Participant becoming the holder of record of such shares.

     STOCK APPRECIATION RIGHTS. Stock Appreciation Rights are rights granted to a recipient to receive a payment from the Company in the form of Common Stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right. The terms and conditions of any Stock Appreciation Rights granted under the 1997 Plan will be determined by the

Committee in its sole discretion, subject to certain requirements contained in the 1997 Plan. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant; provided, however, that the exercise price may not be less than the fair market value of one share of the underlying Common Stock on the date the Stock Appreciation Right is granted. A Stock Appreciation Right will become exercisable at such time and in such installments as determined by the Committee at the time of grant and will expire at the time fixed in the applicable award agreement; provided, however, that no Stock Appreciation Right may be exercisable not more than and will automatically expire ten years after the date of grant.

     EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE. If a Participant's employment or other service with the Company and its subsidiaries is terminated by reason of death, disability or retirement, (i) all outstanding Options and Stock Appreciation Rights then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);
(ii) all Restricted Stock Awards then held by the Participant will become fully vested; and (iii) all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses. In the event a Participant's employment or other service is terminated with the Company and its subsidiaries for any reason other than death, disability or retirement, or a Participant is in the employ or service of a subsidiary of the Company and such subsidiary ceases to be a subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another subsidiary), (i) all outstanding Options or Stock Appreciation Rights then held by the Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) (unless termination is for cause, in which case all Options and Stock Appreciation Rights will terminate immediately); (ii) all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited; and (iii) all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

     CHANGE IN CONTROL OF THE COMPANY. In the event a "Change in Control" of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (i) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in the employ or service of the Company or any of its subsidiaries, (ii) all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable, and (iii) all outstanding Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses. In addition, the Committee, without the consent of any affected Participant, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control, cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such Change in Control over the exercise price per share of such Options.

     To the extent that such acceleration of the vesting of Incentive Awards or the payment of cash in exchange for all or part of an Incentive Award would be deemed a "payment" (as defined in the Code), together with any other "payments" which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in the Code), then the "payments" to such Participant pursuant to the Change in Control provisions in the 1997 Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code. To the extent, however, that a Participant has a separate agreement that specifically provides that such "payments" will not be reduced, then the foregoing limitations will not apply.

     For purposes of the 1997 Plan, a "Change in Control" of the Company will be deemed to have occurred, among other things, upon (i) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;
(ii) the approval by the Company's shareholders of a plan or proposal for the liquidation or dissolution of the Company; (iii) any person becomes after the effective date of the 1997 Plan the beneficial owner, directly or indirectly, of (A) 20% or more, but less than 50%, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by any individuals who are members of the Board on the effective date of the 1997 Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the incumbent directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination) (the "Incumbent Directors"), or (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors); (iv) a merger or consolidation to which the Company is a party if the Company's shareholders immediately prior to the effective date of such merger or consolidation beneficially own, immediately following the effective date of such merger or consolidation, securities of the surviving corporation representing (A) more than 50%, but less than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation was approved in advance by the Incumbent Directors, or (B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, (regardless of any approval by the Incumbent Directors); (v) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an Incentive Award.

     INCENTIVE OPTIONS. There will not be any federal income tax consequences to either the Participant or the Company as a result of the grant to an employee of an Incentive Option under the 1997 Plan. The exercise by a Participant of an Incentive Option also will not result in any federal income tax consequences to the Company or the Participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the Participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the Participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

     If the Participant disposes of the Incentive Option shares acquired upon exercise of the Incentive Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the Participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the Participant exercised the Incentive Option and the shares were transferred to the Participant, then the Participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between
(i) the amount the Participant realized on disposition of the shares, and
(ii) the option price at which the Participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

     If the Participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the Participant will be required to report as ordinary income, in the year the Participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the Incentive Option (or, for directors, officers or greater than 10% shareholders of the Company, generally the fair market value of the shares six months after the date of exercise, unless such persons file an election under Section 83(b) of the Code within 30 days of exercise), or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the Participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     NON-QUALIFIED OPTIONS. Neither the Participant nor the Company incurs any federal income tax consequences as a result of the grant of a Non-Qualified Option. Upon exercise of a Non-Qualified Option, a Participant will recognize ordinary income, subject to withholding, on the "Includability Date" in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the Includability Date, and (ii) the consideration paid for the shares. The Includability Date generally will be the date of exercise of the Non-Qualified Option. However, the Includability Date for Participants who are officers, directors or greater-than-10% shareholders of the Company will generally occur six months later, unless such persons file an election under
Section 83(b) of the Code within 30 days of the date of exercise to include as ordinary income the amount realized upon exercise of the Non-Qualified Option. The Participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

     At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a Non-Qualified Option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the Includability Date and short-term capital gain or loss if the sale or disposition occurs one year or less after the Includability Date.

     In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Qualified Option for any amounts includable in the taxable income of the Participant as ordinary income, provided the Company complies with any applicable withholding requirements.

     RESTRICTED STOCK AWARDS AND STOCK BONUSES. With respect to shares issued pursuant to a Restricted Stock Award that is not subject to a substantial risk of forfeiture or with respect to Stock Bonuses, a Participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Code within 30 days after receipt to include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the Restricted Stock Award lapse. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of the participant as ordinary income. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the Restricted Stock Award.

     A participant who does not make a Section 83(b) election within 30 days of the receipt of a Restricted Stock Award that is subject to a risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares free of restrictions. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of a participant as ordinary income.
At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a Restricted Stock Award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

     PERFORMANCE UNITS. A participant who receives a Performance Unit will not recognize any taxable income at the time of the grant. Upon settlement of the Performance Unit, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of Common Stock received by the participant. Provided that proper withholding is made, the Company would be entitled to a compensation expense deduction for any amounts includable by the participants as ordinary income.

     STOCK APPRECIATION RIGHTS. A participant who receives a Stock Appreciation Right will not recognize any taxable income at the time of the grant. Upon the exercise of a Stock Appreciation Right, the participant will realize ordinary income in an amount equal to the cash in the fair market value of any shares of Common Stock received by the participant. Provided that proper withholding is made, the Company will be entitled to a compensation expense deduction for any amounts includable by the participant as ordinary income.

     EXCISE TAX ON PARACHUTE PAYMENTS. Section 4999 of the Code imposes an excise tax on "excess parachute payments," as defined in Section 280G of the Code. Generally, parachute payments are payments in the nature of compensation to certain employees or independent contractors who are also officers, stockholders or highly-compensated individuals, where such payments are contingent on a change in ownership or control of the stock or assets of the paying corporation. In addition, the payments must be substantially greater in amount than the recipient's regular compensation. Under Proposed Treasury Regulations issued by the Internal Revenue Service, in certain circumstances the grant, vesting, acceleration or exercise of Options pursuant to the 1995 Plan could be treated as contingent on a change in ownership or control for purposes of determining the amount of a participant's parachute payments.

     In general, the amount of a parachute payment (some portion of which may be deemed to be an "excess parachute payment") would be the cash or the fair market value of the property received (or to be received) less the amount paid for such property. If a participant were found to have received an excess parachute payment, he or she would be subject to a special nondeductible twenty percent (20%) excise tax on the amount of the excess parachute payments, and the Company would not be allowed to claim any deduction with respect to such payments.

AWARDS UNDER THE 1997 PLAN

     Certain executive officers and directors of the Company have received options effective as of May 15, 1997 under the 1997 Plan, subject to shareholder approval of the 1997 Plan at the Annual Meeting. In February 1997, an option to purchase 150,000 shares of Common Stock was granted to William P. O'Reilly, the Company's Chairman and Chief Executive Officer; an option to purchase 75,000 shares of Common Stock was granted to Mr. Lewis, Acting Chief Financial Officer and a director of the Company; and an option to purchase 28,447 shares of Common Stock was granted to Mr. Traynor, President and a director of the Company. In addition, the Company contemplates that Mr. Nicholas J. Pyett, the Company's future Chief Financial Officer, will receive an option to purchase a total of 100,000 shares of Common Stock under the 1995 or 1997 Plan, and each of Messrs. Barnard and Johnson will receive an option to purchase 25,000 shares of Common Stock on the date of his election to the Company's Board of Directors. Accordingly, each of such persons will benefit from the approval of the 1997 Plan by the shareholders at the Annual Meeting.

     In connection with the Company's announced acquisition of Hi-Tech Connections, Inc. ("Hi-Tech"), the Company contemplates granting options to purchase an aggregate of approximately 116,650 shares of Common Stock to principals of Hi-Tech under the 1997 Plan, such option grants to be effective as of May 15, 1997.

     The exact number or amounts of any future grants of Incentive Awards under the 1997 Plan are not determinable at this time, as such grants are dependent upon the future performance of the Company and the continued service of Participants.

RECOMMENDATION OF THE BOARD

     The Board recommends a vote FOR approval of the 1997 Plan. The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR approval of the 1997 Plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon a review of the copies of such forms furnished to the Company during the nine month period ended December 31, 1996, none of the directors, officers and beneficial owners of greater than 10% of the Company's Common Stock failed to file on a timely basis the forms required by Section 16 of the Exchange Act.

                       SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Coopers & Lybrand, L.L.P. as the Company's independent accountants for the fiscal year ending December 31, 1997. Representatives of Coopers & Lybrand, L.L.P., will be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to questions.

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Proposals of shareholders intended to be presented in the proxy materials relating to the next Annual Meeting must be received by the Company at its principal executive offices on or before December 10, 1997. Such proposals should be directed to the Company: 10901 Red Circle Drive, Suite 345, Minnetonka, Minnesota 55343; Attention: Shareholder Relations.

                                 OTHER MATTERS

     The management of the Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

                                 MISCELLANEOUS

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS TRANSITION REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE NINE MONTH TRANSITION PERIOD ENDED DECEMBER 31, 1996 TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF APRIL 2, 1997, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: 10901 RED CIRCLE DRIVE, SUITE 345, MINNETONKA, MINNESOTA 55343; ATTENTION: SHAREHOLDER RELATIONS.

                                           BY ORDER OF THE BOARD OF DIRECTORS




                                           William P. O'Reilly
                                           CHAIRMAN OF THE BOARD AND
                                           CHIEF EXECUTIVE OFFICER

Minnetonka, Minnesota
April 9, 1997

                             ELTRAX SYSTEMS, INC.

                          1997 STOCK INCENTIVE PLAN


1.  PURPOSE OF PLAN.

    The purpose of the Eltrax Systems, Inc. 1997 Stock Incentive Plan (the "Plan") is to advance the interests of Eltrax Systems, Inc. (the "Company") and its shareholders by enabling the Company and its Subsidiaries (i) to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives; and (ii) to pursue its growth strategy by providing a means to the Company to consummate future acquisitions by structuring part of the payment of the purchase price for such acquisitions in the form of stock options or other incentive awards and providing an incentive through equity participation in the Company and its Subsidiaries to key employees of acquired companies to remain with the Company and its Subsidiaries.

2.  DEFINITIONS.

    The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

    2.1. "BOARD" means the Board of Directors of the Company.

    2.2. "BROKER EXERCISE NOTICE" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

    2.3. "CHANGE IN CONTROL" means an event described in Section 13.1 of the Plan.

    2.4. "CODE" means the Internal Revenue Code of 1986, as amended.

    2.5. "COMMITTEE" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

    2.6. "COMMON STOCK" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

    2.7. "DISABILITY" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

    2.8. "ELIGIBLE RECIPIENTS" means all employees of the Company or any Subsidiary and any non-employee directors, consultants and independent contractors of the Company or any Subsidiary.

    2.9   "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    2.10. "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote)
          (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any national securities exchange or on the Nasdaq National Market; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national securities exchange or on the Nasdaq National Market, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

    2.11. "INCENTIVE AWARD" means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

    2.12. "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of
          Section 422 of the Code.

    2.13. "NON-STATUTORY STOCK OPTION" means a right to purchase Common
          Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

    2.14. "OPTION" means an Incentive Stock Option or a Non-Statutory Stock Option.

    2.15. "PARTICIPANT" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

    2.16. "PERFORMANCE UNIT" means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established employment, service, performance or other goals.

    2.17. "PREVIOUSLY ACQUIRED SHARES" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

    2.18. "RESTRICTED STOCK AWARD" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

    2.19. "RETIREMENT" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the

          Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

    2.20. "SECURITIES ACT" means the Securities Act of 1933, as amended.

    2.21. "STOCK APPRECIATION RIGHT" means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right.

    2.22. "STOCK BONUS" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 10 of the Plan.

    2.23. "SUBSIDIARY" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

    2.24. "TAX DATE" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.  PLAN ADMINISTRATION.

    3.1. THE COMMITTEE. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are "outside directors" within the meaning of Section 162(m) of the Code. Such a committee, if established, will act by majority approval of the members (including written consent of a majority of the members), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to
          Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

    3.2.  AUTHORITY OF THE COMMITTEE.

    (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award;
          (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

    (b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

    (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or
          (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4.  SHARES AVAILABLE FOR ISSUANCE.

    4.1. MAXIMUM NUMBER OF SHARES AVAILABLE. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 1,100,000 shares of Common Stock. Notwithstanding any other provisions of the Plan to the contrary, no Participant in the Plan may be granted any Options or Stock Appreciation Rights, or any other Incentive Awards with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 200,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in Section 4.3 of the Plan); provided, however, that a Participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Options, Stock Appreciation Rights or such other Incentive Awards relating to up to 300,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan).

    4.2. ACCOUNTING FOR INCENTIVE AWARDS. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

    4.3. ADJUSTMENTS TO SHARES AND INCENTIVE AWARDS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Options, and (b) the exercise price of outstanding Options.

5.  PARTICIPATION.

    Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.  OPTIONS.

    6.1. GRANT. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

    6.2. EXERCISE PRICE. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

    6.3. EXERCISABILITY AND DURATION. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant or, in the case of an Eligible Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code), five years from its date of grant.

    6.4. PAYMENT OF EXERCISE PRICE. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, by tender of a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.

    6.5. MANNER OF EXERCISE. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention:
         Chief Financial Officer) at its principal executive office in Minneapolis, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with
         Section 6.4 of the Plan.

    6.6. AGGREGATE LIMITATION OF COMMON STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company, any subsidiary or any parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Incentive Stock Options shall be treated as Non-Statutory Stock Options. The determination shall be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, shall designate which shares shall be treated as shares to be acquired upon exercise of an Incentive Stock Option.

7.  STOCK APPRECIATION RIGHTS.

    7.1. GRANT. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.

    7.2. EXERCISE PRICE. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

    7.3. EXERCISABILITY AND DURATION. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after 10 years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

8.  RESTRICTED STOCK AWARDS.

    8.1. GRANT. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

    8.2. RIGHTS AS A SHAREHOLDER; TRANSFERABILITY. Except as provided in Sections 8.1, 8.3 and 14.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

    8.3. DIVIDENDS AND DISTRIBUTIONS. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

    8.4. ENFORCEMENT OF RESTRICTIONS. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

9.  PERFORMANCE UNITS.

    An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria. The Committee will have the sole discretion to determine the form in which payment of the economic value of vested Performance Units will be made to the Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the Participant of the form of such payment.

10. STOCK BONUSES.

    An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 10 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

11. EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE.

    11.1. TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT. In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or
          Retirement:

     (a) All outstanding Options and Stock Appreciation Rights then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

     (b) All Restricted Stock Awards then held by the Participant will become fully vested; and

     (c) All Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

    11.2. TERMINATION FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT.

     (a) In the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options or Stock Appreciation Rights then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options or Stock Appreciation Rights then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).

     (b) For purposes of this Section 11.2, "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or noncompete agreement entered into with the Company or any Subsidiary.

    11.3. MODIFICATION OF RIGHTS UPON TERMINATION. Notwithstanding the other provisions of this Section 11, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option or Stock Appreciation Right may remain exercisable beyond its expiration date.

    11.4. BREACH OF CONFIDENTIALITY OR NONCOMPETE AGREEMENTS. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

    11.5. DATE OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

12. PAYMENT OF WITHHOLDING TAXES.

    12.1. GENERAL RULES. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

    12.2. SPECIAL RULES. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 12.1 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

13. CHANGE IN CONTROL.

    13.1. CHANGE IN CONTROL. For purposes of this Section 13, a "Change in Control" of the Company will mean the following:

     (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

     (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

     (c) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but less than 50%, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or
          (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

     (d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) more than 50%, but less than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section
          13.2 below), or (ii) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

     (e) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

     (f) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

    13.2. INCUMBENT DIRECTORS. For purposes of this Section 13, "Incumbent Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

    13.3. ACCELERATION OF VESTING. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) all outstanding Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

    13.4. CASH PAYMENT FOR OPTIONS. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an

          Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

    13.5. LIMITATION ON CHANGE IN CONTROL PAYMENTS.  Notwithstanding anything in
          Section 13.3 or 13.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 13.3 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 13.4 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other "payments" which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 13.3 or
          13.4 of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will be reduced, that such "payments" will not be reduced or that the Participant will have the discretion to determine which "payments" will be reduced), then this Section 13.5 will not apply, and any "payments" to a Participant pursuant to Section 13.3 or 13.4 of the Plan will be treated as "payments" arising under such separate agreement.

14. RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS; TRANSFERABILITY.

    14.1. EMPLOYMENT OR SERVICE. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

    14.2. RIGHTS AS A SHAREHOLDER. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

    14.3. RESTRICTIONS ON TRANSFER. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, unless approved by the Committee in its sole discretion, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 11 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

    14.4. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

15. SECURITIES LAW AND OTHER RESTRICTIONS.

    Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

16. PLAN AMENDMENT, MODIFICATION AND TERMINATION.

    The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2, 4.3 and 13 of the Plan.

17. EFFECTIVE DATE AND DURATION OF THE PLAN.

    The Plan is effective as of May 15, 1997, the date it was adopted by the Board and the shareholders. The Plan will terminate at midnight on May 14, 2007, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

18. MISCELLANEOUS.

    18.1. GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

    18.2. SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                              ELTRAX SYSTEMS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints William P. O'Reilly and Clunet R. Lewis, and each of them, as Proxies, each with full power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Eltrax Systems, Inc. held of record by the undersigned on April 2, 1997, at the Annual Meeting of Shareholders to be held on May 15, 1997, or any adjournment, thereof.

1.   ELECTION OF DIRECTORS     FOR all nominees listed below                       AGAINST all nominees listed below
                               (EXCEPT AS MARKED TO THE CONTRARY BELOW) / /

William P. O'Reilly, James C. Barnard, Patrick J. Dirk, Mark D. Johnson, Clunet
                                   R. Lewis,
                    Thomas F. Madison, Mack V. Traynor, III

(INSTRUCTION: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
                                NOMINEE'S NAME.)

     ----------------------------------------------------------------------
2. PROPOSAL TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE COMPANY'S 1997 STOCK INCENTIVE PLAN.
                   / /  FOR    / /  AGAINST    / /  ABSTAIN]
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                          (CONTINUED ON REVERSE SIDE)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ALL NOMINEES NAMED IN PROPOSAL 1 ABOVE. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                                                          Dated:

                   -------------------------------------------------------, 1997

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.